Exhibit 99.1
LIFEVANTAGE ANNOUNCES APPOINTMENT OF NEW PRESIDENT AND CHIEF EXECUTIVE OFFICER
Douglas C. Robinson Brings Over 20 Years of Executive & Financial Expertise
San Diego, CA, March 14, 2011, LifeVantage Corporation (OTCBB: LFVN), the maker of science-based solutions to oxidative stress, announced the appointment of Douglas C. Robinson as President & Chief Executive Officer (CEO). Mr. Robinson is a seasoned executive with more than 20 years of experience in management and financial operations, business development, and corporate governance and oversight and has served as a member of the Company’s Board of Directors since January 2010. In addition to his appointment as President & CEO, Mr. Robinson will continue to serve on the Company’s Board of Directors.
LifeVantage previously announced that the Board of Directors had opened a search for a new CEO to take over corporate responsibilities while current CEO David Brown would focus his efforts exclusively on continuing to expand the Company’s network marketing channel. Mr. Brown will now serve as President & CEO of the network marketing operations and will remain as a member of the Company’s Board of Directors.
“We are pleased that Doug will be joining the Company as President and CEO,” stated Garry M. Mauro, LifeVantage’s Chairman of the Board of Directors. “He brings tremendous knowledge and expertise as a seasoned executive and having been a member of the Board he has extensive experience with the Company’s business operations.”
“Given the significant growth and momentum we have generated and the continued opportunity before us, I believe, as does the Board, that I can bring the most value to shareholders by focusing solely on continuing to grow revenue and expand the network marketing business,” David Brown added. “Doug’s expertise in management and financial operations and corporate governance are important assets as we seek to continue the rapid expansion and growth of our business.”
Douglas Robinson most recently served as Chief Executive Officer of WorkWell Systems, a rapidly growing physical medicine and workers’ compensation solutions company. He is a seasoned executive with extensive experience in the Healthcare industry, bringing over 20 years of relevant industry experience, including senior roles at UnitedHealth Group, Deloitte Consulting and PriceWaterhouseCoopers.
Mr. Robinson holds a B.A. degree in Marketing/Public Relations and Speech Communications from Gonzaga University, Spokane, Washington where he also continues to guest lecture on healthcare economics to the undergraduate and graduate schools.
About LifeVantage Corporation
LifeVantage Corporation is a publicly traded (OTCBB:LFVN.OB — News), science-based, nutraceutical company dedicated to helping people reach their health and wellness goals while creating business opportunities. Founded in 2003 and based in San Diego, CA, LifeVantage currently offers two anti-aging and wellness products: Protandim®, a dietary supplement that combats oxidative stress, and LifeVantage TrueScience™ Anti-Aging Cream, a scientifically-based skin care product. For more information, visit www.LifeVantage.com.
Forward Looking Statements
This document contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as ‘believes,’ ‘anticipates,’ ‘intends,’ ‘expects,’ ‘plans,’ ‘seeks’ and similar references to the future. Examples of forward-looking statements include, but are not limited to, statements we make regarding our plans with respect to the hiring of a new Chief Executive Officer, management roles and responsibilities, anticipated results of operations and future growth. Such forward-looking statements are not guarantees of performance and the Company’s actual results could differ materially from those contained in such statements. These forward-looking statements are based on the Company’s current expectations and beliefs concerning future events affecting the Company and involve known and unknown risks and uncertainties that may cause the Company’s actual results or outcomes to be materially different from those anticipated and discussed herein. These risks and uncertainties include, among others, the risk factors contained in the Company’s Annual Report on Form 10-K and its Quarterly Report on Form 10-Q under the caption “Risk Factors,” and in other documents filed by the Company from time to time with the Securities and Exchange Commission. The Company cautions investors not to place undue reliance on the forward-looking statements contained in this document. All forward-looking statements are based on information available to the Company on the date hereof, and the Company undertakes no obligation to revise or update these forward-looking statements to reflect events or circumstances after the date of this document, except as required by law.
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Investor Relations Contact:
Ioana C. Hone
(801) 432-9000